                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.(S)240.14a-12

                        MANAGED MUNICIPALS PORTFOLIO INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)    Title of each class of securities to which the transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                       MANAGED MUNICIPALS PORTFOLIO INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               -----------------
                       To Be Held on September 12, 2002

To the shareholders of Managed Municipals Portfolio Inc.:

   Notice is hereby given that the Annual Meeting of Shareholders of MANAGED MUNICIPALS PORTFOLIO INC. (the "Portfolio") will be held at the Portfolio's offices at 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York, on September 12, 2002 at 2:00 P.M. (New York Time) for the following purposes:

   1.To elect three Class III directors of the Portfolio (Proposal 1);

   2.To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on July 26, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                              By Order of the Board of Directors

                              Christina T. Sydor
                              Secretary
New York, New York
August 13, 2002

                               -----------------

Your vote is important regardless of the size of your holdings in the Portfolio. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

   1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                              Valid Signature
------------                              ---------------
Corporate Accounts
(1)ABC Corp.......................... ABC Corp.
(2)ABC Corp.......................... John Doe, Treasurer
(3)ABC Corp.
     c/o John Doe, Treasurer......... John Doe
(4)ABC Corp. Profit Sharing Plan..... John Doe, Trustee
Trust Accounts
(1)ABC Trust......................... Jane B. Doe, Trustee
(2)Jane B. Doe, Trustee
     u/t/d 12/28/78.................. Jane B. Doe
Custodian or Estate Accounts
(1)John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA... John B. Smith
(2)John B. Smith..................... John B. Smith, Executor

                       MANAGED MUNICIPALS PORTFOLIO INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                                (800) 451-2010

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 12, 2002

                                 INTRODUCTION

   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed Municipals Portfolio Inc. (the "Portfolio") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Portfolio, to be held at the Portfolio's principal executive offices at 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York, on September 12, 2002 at 2:00 P.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice").

   The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Portfolio. Proxy solicitations will be made mainly by mail. In addition, certain officers, Directors and employees of the Portfolio; Salomon Smith Barney Inc. ("Salomon Smith Barney"); Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Portfolio's investment manager, which is an affiliate of Salomon Smith Barney; and/or PFPC Global Fund Services ("PFPC"), the Portfolio's sub-transfer agent, may solicit proxies in person or by telephone or mail. Salomon Smith Barney is located at 388 Greenwich Street, New York, NY 10048; SBFM is located at 300 First Stamford Place, Stamford, Connecticut 06902; PFPC is located at 101 Federal Street, Boston, Massachusetts 02110. In addition, the Portfolio will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Portfolio.

   The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended May 31, 2002, has previously been furnished to all shareholders of the Portfolio. This proxy statement and form of proxy are first being mailed to shareholders on or about August 13, 2002. The Portfolio will provide additional copies of the Annual Report to any shareholder upon request by calling the Portfolio at 1-800-451-2010.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals listed in the Notice. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the proposal requires a proportion of the votes cast for their approval, abstentions and broker "non-votes" may influence whether a quorum is present but will have no impact on the requisite approval of a proposal. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Portfolio entitled to notice of, and to vote at, the Meeting. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Portfolio at the Portfolio's address indicated above or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board of Directors of the Portfolio has fixed the close of business on July 26, 2002 as the record date (the "Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Meeting or any adjournment thereof. The Portfolio has two classes of shares: Common Stock, par value $.001 per share, and municipal auction rate cumulative preferred stock ("Preferred Shares"), which have a liquidation preference in the amount of $25,000 per share (collectively with the Common Stock, the "Shares"). Shareholders of the Portfolio as of the Record Date will be entitled to one vote on each matter for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. As of the Record Date, the Portfolio had outstanding 41,855,575.55 shares of Common Stock, of which 41,059,304.00 shares (98%) were held but not beneficially owned by CEDE & CO., P.O. Box 20, Bowling Green Station, New York, NY 10004; and 10,000 Preferred Shares outstanding. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Board, owned beneficially more than 5% of the outstanding shares of the Portfolio. As of the Record Date, the officers and Board members of the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Portfolio.

   In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The Board of Directors of the Portfolio is classified into three classes. The Directors serving in Class III have terms expiring at the Meeting; the Class III Directors currently serving on the Board have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the year 2005 Annual Meeting of Shareholders) or until their successors have been duly elected and qualified.

   The Board of Directors of the Portfolio knows of no reason why any of the Class III nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

   Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. Paolo Cucchi and Robert Frankel had been nominated by the Fund's Board for election by holders of Preferred Shares ("Preferred Director"). The Fund's Charter provides that the remaining nominees shall be elected by holders of Common and Preferred Shares voting together as a single class.

   Unless authority is withheld, it is the intention of the persons named in the Proxy to vote the Proxy "FOR" the election of the nominees named above. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the Proxy will be voted for any other person determined by the persons named in the Proxy in accordance with their judgment.

   The following table sets forth certain information regarding the nominees for election to the Board of the Portfolio, Directors whose terms of office continue beyond the 2002 annual meeting, and the officers of the Portfolio.

                                                                                  Number of
                                                                                 Portfolios
                                                    Term of                        in Fund
                                                    Office                         Complex
                                                      and        Principal        Overseen
                                    Position(s)     Length     Occupation(s)     by Director      Other
                                     Held with      of Time       During         (including   Directorships
Name, Address and Age                Portfolio      Served     Past 5 Years       the Fund)  Held by Director
---------------------            ------------------ ------- -------------------- ----------- ----------------
Non-Interested Directors:
Allan J. Bloostein               Class I Director    Since  President, Allan J.      16      Director of
27 West 67th Street                                  1992   Bloostein Associates             Taubman Realty
New York, NY 10023                                          (Consultant); Vice               Corporation
Age: 72                                                     Chairman and
                                                            Director of May
                                                            Department Stores
                                                            Company

Dwight B. Crane                  Class III Director  Since  Professor, Harvard       23
Havard Business School                               1992   Business School
Morgan Hall #375
Boston, MA 02163
Age: 64

Paolo M. Cucchi                  Class I Director    Since  Vice President and        7
Drew Univ.                                           2001   Dean of College of
108 Brothers College                                        Liberal Arts at
Madison, NJ 07904                                           Drew University
Age: 60

Robert A. Frankel                Class II Director   Since  Managing Partner,         9
9 John Walsh Blvd.                                   1994   Robert A. Frankel
Peekskill, NY 10566                                         Management
Age: 75                                                     Consultants;
                                                            Corporate Vice
                                                            President, The
                                                            Readers Digest
                                                            Assoc. Inc.

Paul Hardin                      Class II Director   Since  Chancellor               16
12083 Morehead                                       2001   Emeritus and
Chapel Hill, NC 27514                                       Professor of Law at
Age: 71                                                     the University of
                                                            North Carolina at
                                                            Chapel Hill

William R. Hutchinson            Class III Director  Since  President, WR             7      Director,
535 N. Michigan                                      1995   Hutchison &                      Associated Bank;
Suite 1012                                                  Associates, Inc.                 Director,
Chicago, IL 60611                                           (Consultant); Group              Associated Banc-
Age: 59                                                     Vice President,                  Corp.
                                                            Mergers &
                                                            Acquisitions, BP
                                                            Amoco p.l.c.

George M. Pavia                  Class III Director  Since  Senior Partner,           7
600 Madison Ave.                                     2001   Pavia & Harcourt
New York, NY 10022                                          (Attorneys)
Age: 73

                                                                     Number of
                                                                    Portfolios
                                         Term of                      in Fund
                                         Office                       Complex
                                           and       Principal       Overseen
                         Position(s)     Length    Occupation(s)    by Director      Other
                             Held        of Time      During        (including   Directorships
Name, Address and Age   with Portfolio   Served    Past 5 Years      the Fund)  Held by Director
--------------------- ------------------ ------- ------------------ ----------- ----------------
Interested Directors:
Jay Gerken            Class I Director,   Since  Managing Director,     41
125 Broad Street      and President       2002   SSB
New York, NY 10004
Age: 51

Heath B. McLendon*    Class II Director,  Since  Managing Director,     72
125 Broad Street      and Chief           1995   SBAM; Managing
New York, NY 10004    Executive Officer          Director, SSB;
Age: 69               and Chairman of            President and
                      the Board                  Director of SBFM
                                                 and Travelers
                                                 Investment
                                                 Adviser, Inc.
                                                 ("TIA")

                           Position(s)      Term of Office and Length Principal Occupation(s)
Name, Address and Age  Held with Portfolio      of Time Served**        During Past 5 Years
--------------------- --------------------- ------------------------- ------------------------
Officers:
Lewis E. Daidone      Senior Vice President        Since 1994         Managing Director,
125 Broad Street      and Chief                                       SSB; Chief
New York, NY 10004    Administrative                                  Administrative Officer
Age: 44               Officer                                         of the Smith Barney
                                                                      Mutual Funds; Director
                                                                      and Senior Vice
                                                                      President of SBFM and
                                                                      TIA

Joseph P. Deane       Vice President and           Since 1993         Managing Director,
333 West 34th Street  Investment Officer                              SSB
New York, NY 10001
Age: 46

Richard L. Peteka     Chief Financial              Since 2002         Chief Financial Officer
SSB                   Officer and Treasurer                           and Treasurer of certain
125 Broad Street                                                      Smith Barney Mutual
11th Floor                                                            Funds; Director and
New York, NY 10004                                                    Head of Internal
Age: 40                                                               Control for Citigroup
                                                                      Asset Management U.S.
                                                                      Mutual Fund
                                                                      Administration from
                                                                      1999-2002; Vice
                                                                      President and Head of
                                                                      Mutual Fund
                                                                      Administration and
                                                                      Treasurer at
                                                                      Oppenheimer Capital
                                                                      from 1996-1999

Kaprel Ozsolak        Controller                   Since 2002         Vice President of SSB
SSB
125 Broad Street
9th Floor
New York, NY 10004
Age: 36

                             Position(s)     Term of Office and Length Principal Occupation(s)
Name, Address and Age    Held with Portfolio     of Time Served**        During Past 5 Years
---------------------    ------------------- ------------------------- -----------------------
Officers:
Christina T. Sydor       Secretary                  Since 1994         Managing Director,
300 First Stamford Place                                               SSB; General Counsel
Stamford, CT 06902                                                     and Secretary, SBFM
Age: 51                                                                and TIA

--------
* Mr. McLendon anticipates that his responsibilities at SBAM, SSB and SBFM will change as of December 31, 2002. Consistent with this change in responsibilities, Mr. McLendon anticipates that he will resign from the Board at that time.
**The Fund's executive officers are chosen each year at a meeting of the Board of the Fund, to hold office for one year and until their respective successors are duly elected and qualified.

   The following table provides information concerning the dollar range of equity securities in the Portfolio and the aggregate dollar range of equity securities in the SBFM Family of Investment Companies (as defined below) beneficially owned by each Director.

                                                    Aggregate Dollar Range
                                                     of Equity Securities
                                                         in All Funds
                                                         Overseen by
                                Dollar Range of        Director in SBFM
                               Equity Securities     Family of Investment
      Name of Nominee       in the Portfolio*(1)(2)    Companies*(1)(3)
      ---------------       ----------------------- ----------------------
      Allan J. Bloostein               B                      E
      Dwight B. Crane                  C                      E
      Paolo M. Cucchi                  A                      B
      Robert A. Frankel                C                      E
      Jay Gerken                       A                      E
      Paul Hardin                      B                      C
      William R. Hutchinson            B                      B
      Heath B. McLendon                C                      E
      George M. Pavia                  A                      A

--------
* The dollar ranges are as follows: "A" = none; "B" = $1--$10,000; "C" = $10,001--$50,000; "D" = $50,001--$100,000; "E" = over $100,000.
(1)This information has been furnished by each director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 ("1934 Act").
(2)The Portfolio's directors and officers, in the aggregate, own less than 1% of the Portfolio's outstanding equity securities.
(3)"Family of Investment Companies" means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

   Under the federal securities laws, the Portfolio is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act"), each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in SBFM or person or entity (other than a fund) directly or indirectly controlling, controlled by or under common control with SBFM. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. As of December 31, 2001, as reported to the Portfolio, none of the nominees for election as Director who are not "interested persons" of the Portfolio, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Citigroup Inc.

   During the fiscal year ended May 31, 2002, each Director who was not a director, officer, partner, co-partner or employee of SSB, or any affiliate thereof, received $5,000 per annum plus $500 per in-person Board Meeting and $100 per telephonic Board meeting. Officers of the Portfolio are compensated by SSB. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $4,326 were paid to such Directors by the Portfolio during the year ended December 31, 2001.

   Under the federal securities laws, the Portfolio is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Portfolio, as well as by the various other investment companies advised by SBFM. The following table provides information concerning the compensation paid to each Director during the fiscal year ended May 31, 2002. All officers of the Portfolio are employees of and are compensated by SSB. None of the Portfolio's executive officers or Directors who are also officers or directors of SSB received any compensation from the Portfolio for such period. The Portfolio does not provide any pension or retirement benefits to Directors, although it does offer Directors who have served the Portfolio for at least 10 years and have reached at least the age of 70, but not more than 80, to be emeritus directors for a period of up to 10 years at fees of one-half the fees paid to a Director.

                                                Total Compensation
                                    Aggregate     From Fund and
                                   Compensation Fund Complex Paid
              Name of Director      From Fund      to Directors
              ----------------     ------------ ------------------
              Allan J. Bloostein      $7,100         $117,100
              Dwight B. Crane          5,950          143,550
              Paolo M. Cucchi          7,200           30,100
              Robert A. Frankel        7,200           77,600
              R. Jay Gerken                0                0
              Paul Hardin              6,700          110,800
              William R. Hutchison     7,200           43,900
              Heath McLendon               0                0
              George M. Pavia          7,200           40,600

   During the fiscal year ended May 31, 2002, the Board convened 7 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

   Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchison and Pavia constitute the Portfolio's Audit Committee, which is composed of Directors who are "non-interested" persons of the Portfolio and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened two times during the fiscal year ended May 31, 2002. The Audit Committee of a fund advises the full Board with respect to accounting, auditing and financial matters affecting that fund. The Directors constituting the Portfolio's Audit Committee also constitute the Portfolio's Nominating Committee, which is composed of "non-interested" Directors of the Portfolio. The Nominating Committee met one time during the fiscal year ended May 31, 2002. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will accept nominations for the office of Director made by shareholders in a written request addressed to the Secretary of the Portfolio which includes biographical data and sets forth the qualifications of the proposed nominee. The Portfolio has a Pricing Committee composed of the Chairman and as many "non-interested" Directors as can be reached at the time although at least one "non-interested" Director is necessary for a quorum. The Pricing Committee is charged with determining fair value prices for securities when required. The Portfolio does not have a Compensation Committee.

                         Report of the Audit Committee

   Pursuant to a meeting of the Audit Committee on July 25, 2002, the Audit Committee reports that it has (i) reviewed and discussed the Portfolio's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent auditors to the Portfolio the matters (such as the quality of the Portfolio's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Portfolio's audit, the Portfolio's financial statements and the Portfolio's accounting controls, and
(iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the auditor's independence.

   Pursuant to the Audit Committee Charter adopted by the Portfolio's Board, the Audit Committee is responsible for conferring with the Portfolio's independent public accountants, reviewing annual financial statements and recommending the selection of the Portfolio's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Portfolio. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Portfolio's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Portfolio for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Portfolio's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

   Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Portfolio's annual report for the Portfolio's fiscal year ended May 31, 2002.

    Submitted by the Audit Committee of the Portfolio's Board of Directors

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchison
   George M. Pavia

                        Independent Public Accountants

   At a meeting held on February 6, 2002, the Audit Committee approved the selection of KPMG for the fiscal year ending May 31, 2003. KPMG has informed the Portfolio that it has no material direct or indirect financial interest in the Portfolio.

   No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

   Audit Fees. Fees for the annual audit of the Portfolio's financial statements by KPMG for the fiscal year ended May 31, 2002 were $32,500.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by KPMG to the Portfolio, SBFM and entities controlling, controlled by or under common control with SBFM that provide services to the Portfolio for the fiscal year ended May 31, 2002.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Portfolio, SBFM and entities controlled by or affiliated with SBFM that provide services to the Portfolio for the fiscal year ended May 31, 2002 were $9,500. The Audit Committee of the Portfolio has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                                 Required Vote

   Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Portfolio voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

   The Board of Directors, including the "non-interested" Directors, recommends that the shareholders vote "FOR" the Portfolio's nominees for Director.

                            ADDITIONAL INFORMATION

                               Beneficial Owners

   As of the record date, to the knowledge of the Portfolio and the Board, no single person or "group" (as that term is used in section 13(d) of the 1934
Act), beneficially owned more than 5% of the outstanding shares of the Portfolio.

            Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Portfolio's officers and directors, the Manager, affiliates of the Manager, and persons who beneficially own more than ten percent of a registered class of the Portfolio's outstanding securities to file reports of ownership of the Portfolio's securities and changes in such ownership with the SEC and The New York Stock Exchange, Inc. ("NYSE"). Such persons are required by SEC regulations to furnish the Portfolio with copies of all such filings. Based solely upon its review of the copies of such filings received by it and written representations by such persons, the Portfolio believes that, for the fiscal year 2002, all filing requirements applicable to such persons were complied with except that timely filings were not made for Kaprel Ozsolak on Form 3, Virgil Cumming on Form 3, Michael Day on Form 3, and Robert Wallace on Form 3. However, during the 2002 fiscal year, no purchases and sales were made by any of the foregoing people and they have each subsequently filed Form 3s.

                                 OTHER MATTERS

   The Portfolio knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

   All proxies received will be voted in favor of all proposals, unless otherwise directed therein.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the 2002 Annual Meeting of the shareholders of the Portfolio must be received by April 17, 2003 to be included in the proxy statement and the form of proxy relating to that meeting, as the Portfolio expects that the 2002 Annual Meeting will be held in September 2002. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

   The persons named as proxies for the Annual Meeting of Shareholders for 2002 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Portfolio receives notice of the matter by June 27, 2003, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

   It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                              By Order of the Board of Directors,

                              Christina T. Sydor
                              Secretary
August 13, 2002

                                  Appendix A

                       MANAGED MUNICIPALS PORTFOLIO INC.
                            AUDIT COMMITTEE CHARTER

   I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Managed Municipals Portfolio Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc, as such requirements are interpreted by the Board of Directors in its business judgment.

   II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

    2. in its oversight of the Company's financial statements and the independent audit thereof;

    3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

   The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

   The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

   The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgment may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

   III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

   IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

    2. to review the fees charged by the outside auditors for audit and non-audit services;

    3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

    4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

    5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

       . deficiencies noted in the audit in the design or operation of internal controls;

       .  consideration of fraud in a financial statement audit;

       .  detection of illegal acts;

       . the outside auditors' responsibility under generally accepted auditing standards;

       .  significant accounting policies;

       .  management judgments and accounting estimates;

       .  adjustments arising from the audit;

       . the responsibility of the outside auditors for other information in documents containing audited financial statements;

       .  disagreements with management;

       .  consultation by management with other accountants;

       . major issues discussed with management prior to retention of the outside auditors;

       .  difficulties encountered with management in performing the audit;

       . the outside auditors' judgments about the quality of the entity's accounting principles; and

       . reviews of interim financial information conducted by the outside auditors.

    7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

    8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

    9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

    10.to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

   V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                      PROXY

                        MANAGED MUNICIPALS PORTFOLIO INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of common stock of Managed Municipals Portfolio Inc. (the "Fund") a Maryland corporation, hereby appoints Heath B. McLendon and William J. Renahan attorneys and proxies for the undersigned with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund. The undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 153 East 53rd Street, 14th Floor, room K, New York, New York on September 12, 2002 at 2:00 p.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated August 9, 2002 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in persons or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.

SEE REVERSE                                                          SEE REVERSE
   SIDE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

[X] Please mark
    votes as in
    this example.

This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.

1. ELECTION OF DIRECTORS.

   Nominees: (01) Dwight B. Crane, (02) William R. Hutchinson and (03) George M. Pavia

                          FOR        WITHHOLD
                          [_]          [_]

             [_]
                --------------------------------------
                For all nominees except as noted above

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]



                          PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                          NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:              Date:          Signature:               Date:
          -------------       --------           --------------      ---------

                                      PROXY

                        MANAGED MUNICIPALS PORTFOLIO INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of municipal auction rate cumulative preferred stock ("Preferred Shares") of Managed Municipals Portfolio Inc. (the "Fund") a Maryland corporation, hereby appoints Heath B. McLendon and William J. Renahan attorneys and proxies for the undersigned with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Shares of the Fund. The undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 153 East 53rd Street, 14th Floor, room K, New York, New York on September 12, 2002 at 2:00 p.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated August 9, 2002 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in persons or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.

SEE REVERSE                                                          SEE REVERSE
   SIDE             CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE

[X] Please mark
    votes as in
    this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of each nominee as director. Please refer to the Proxy Statement for a discussion of the proposal.

1. ELECTION OF DIRECTORS

   Nominees: (01) Dwight B. Crane, (02) William R. Hutchison and (03) George M. Pavia.

                       FOR          WITHHOLD
                       [_]            [_]

             [_]
                --------------------------------------
                For all nominees except as noted above

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

                        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                        NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:             Date:          Signature:             Date:
          ------------      ---------           ------------      ----------